SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 6, 2004

Date of Report (Date of earliest event reported)

PSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-24601	23-2930740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1835 Market Street Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

(215) 979-7900
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(a)                Exhibits.

The following exhibit is filed herewith:

99	Press release, dated May 6, 2004, of PSB Bancorp, Inc.

Item 12.  Results of Operations and Financial Condition

On May 6, 2004, PSB Bancorp, Inc. (“the Company”) issued a press release setting forth the Company’s earnings for the three-month period ended March 31, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB BANCORP, INC.

Dated: May 12, 2004
/s/John Carrozza
John Carrozza, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated May 6, 2004, of PSB Bancorp, Inc.